Exhibit 99.1

FOR IMMEDIATE RELEASE

November 29, 2002

RSTAR CORPORATION ANNOUNCES RECEIPT OF NASDAQ LETTER REGARDING POTENTIAL DELISTING

Sunrise, Florida, November 29, 2002 — rStar Corporation (Nasdaq: RTRCE) announced today that on November 21, 2002, it received a notice from the Nasdaq regarding deficiencies in the Company’s compliance with certain of the Nasdaq’s continued listing requirements and that such deficiencies could result in the immediate delisting of the Company’s common stock from the Nasdaq SmallCap Market.  In particular, the Company was advised that the Company’s common stock could be delisted because it had failed to timely file its Form 10-Q for the quarter ended September 30, 2002, as required by Nasdaq Marketplace Rule 4310(c)(14).  The Company was advised that the Nasdaq Listing Qualification Panel (the “Panel”) would be considering this delinquency in determining whether continued listing of rStar’ common stock on the Nasdaq SmallCap Market is appropriate.

The Company filed its Form 10-Q for the quarter ended September 30, 2002 on November, 27, 2002.  However, the tardiness of the filing, which was unavoidable, resulted in the Company temporarily failing to satisfy the previously mentioned Nasdaq MarketPlace Rule.  Accordingly, notwithstanding the filing of the Form 10-Q, the Panel can determine to delist the Company’s securities from the Nasdaq SmallCap Market.  The Company does not know when the Panel will reach its decision, or that such a decision will be favorable to the Company.  An unfavorable decision by the Panel would result in immediate delisting of the Company’s common stock from the Nasdaq irrespective of the Company’s ability to appeal the decision.

Even if the Panel determines not to delist the Company’s common stock at this time, no assurances can be given that the Company will be able to meet the continued listing standards required by Nasdaq, including the requirement that the Company maintain a minimum bid price for its shares of at least $1.00.  As a result, the Company’s common stock could be delisted in the future.  If delisted, the Company expects to pursue other alternatives including seeking to have its shares quoted on the Over the Counter Bulletin Board.

About rStar Corporation

rStar Corporation (Nasdaq: RTRCE) through its StarBand Latin America (Holland) N.V. subsidiary, operates satellite-based rural telephony networks as well as high-speed consumer Internet access pilot networks for the SOHO and select consumer market segments in certain Latin American countries.  rStar is located in Sunrise, Florida, and can be reached at 954-858-1600.

Important Legal Information

Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “estimate”, “project”, “intend”, “expect”, “believe” and similar expressions are intended to identify forward-looking statements, but their absence does not mean that the statement is not forward-looking.  These forward-looking statements involve known and unknown risks and uncertainties.  Many factors could cause the actual results, performance or achievements of rStar to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others, the factors described in rStar’s filings with the Securities and Exchange Commission (the “SEC”), including the Risk Factors and other disclosure contained in its Annual Report on Form 10-K for the year ended December 31, 2001 and other periodic reports filed with the SEC.  The Company undertakes no obligation to update publicly any forward-looking statement to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

FOR FURTHER INFORMATION:

rSTAR CORPORATION CONTACT:

Lior Kadosh, Interim Chief Financial Officer

1560 Sawgrass Corporate Parkway #200
Sunrise FL 33323 USA
(954) 858-1600

rSTAR INVESTOR RELATIONS CONTACT:

Tim Perrott, Vice President, Investor Relations

Gilat Satellite Networks Ltd.

(703) 848-1515; tim.perrott@spacenet.com